UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2006

                                ----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                          46-0476193
       (State or other              (Commission            (I.R.S. Employer
 jurisdiction of incorporation)     File Number)         Identification Number)

                27710 Jefferson Avenue
                      Suite A100
                 Temecula, California                            92590
        (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events.

     On July 27, 2006, Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc., submitted a letter request to the Federal Reserve Bank in San Francisco to voluntarily withdraw from federal reserve membership and, as a result, become a state-chartered, non-member bank (the "Conversion"). By letter dated August 23, 2006, the Federal Reserve Bank of San Francisco informed the Bank that, as of August 23, 2006, the Bank would no longer be a federal reserve member and, therefore, the Conversion was automatically effective. Our Bank is now a California state-chartered, non-member bank, principally supervised by the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: August 25, 2006                  By:  /s/ STEPHEN H. WACKNITZ
                                           ------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President